UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:
January 19, 2011

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 19, 2011, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), issued a press release announcing the execution of an Arrangement Agreement, dated as of January 19, 2011 (the “Arrangement Agreement”), by and among the Company, MHR ExchangeCo Corporation, a newly-formed corporation existing under the laws of the Province of Alberta and an indirect wholly owned subsidiary of the Company (“ExchangeCo”), and NuLoch Resources Inc., a company existing under the laws of the Province of Alberta (“NuLoch”), pursuant to which the Company through ExchangeCo will acquire all of the issued and outstanding equity of NuLoch.  The proposed transaction will involve an exchange of NuLoch’s Class A common shares (the “NuLoch Shares”) to the Company for shares of the Company’s common stock (the “MHR Shares”) and exchangeable shares of ExchangableCo (the "Exchangeable Shares"), as described below.  The proposed transaction will be implemented by way of a court-approved plan of arrangement under Alberta law (the “Plan of Arrangement”).

Pursuant to the Arrangement Agreement, holders of NuLoch Shares who are residents of Canada will receive, at the holder’s election, (i) a number of Exchangeable Shares equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio (as defined below), (ii) a number of MHR Shares equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio, or (iii) a combination of Exchangeable Shares and MHR Shares as described in clauses (i) and (ii) above.  Holders of NuLoch Shares who are non-Canadian residents will receive a number of MHR Shares equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio.  The Exchange Ratio of 0.3304, was calculated based on an agreed to value of CAD $2.50 per NuLoch Share which was divided by the volume weighted average price of the Company’s common stock for the seven-day period ending on (and including) the date immediately prior to the date  the Arrangement Agreement was executed, or $7.63 per share (as adjusted to account for applicable currency exchange rates).  The Exchange Ratio will not be adjusted for any subsequent changes in market prices of the MHR Shares or NuLoch Shares prior to the closing of the proposed transaction. The Exchangeable Shares will be exchangeable into MHR Shares (on a share-for-share basis) and will carry voting and divided/distribution rights which are designed to put holders of the Exchangeable Shares in the same functional and economic position as holders of MHR Shares. Any Exchangeable Shares not previously exchanged will be automatically exchanged for MHR Shares on the date that is the one year anniversary of the closing date of the proposed transaction unless the Company exchanges them earlier upon the occurrence of certain events.

The proposed transaction is subject to the approval of the shareholders of NuLoch and, with respect to the issuance of MHR Shares (including the issuance of MHR Shares upon exchange of the Exchangeable Shares), the stockholders of the Company and the satisfaction of certain other closing conditions.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.  In addition, the Company updated its Corporate Presentation available in the Investors section on its website at www.magnumhunterresources.com to include slides related to the proposed transaction, copies of which are attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information required by Item 1.01 of Form 8-K, including a copy of the Arrangement Agreement, and other applicable items of Form 8-K will be filed by the Company in a separate Current Report on Form 8-K.

Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties.  Forward-looking statements are based on information available to management at the time, and such forward-looking statements involve judgments.  Such forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; the benefits of such transaction and its impact on the Company’s business; and any statements of assumptions underlying any of the foregoing.  In addition, if and when the proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and NuLoch.  Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will,” and similar terms and expressions.  These forward-looking statements are made based on expectations and beliefs concerning future events affecting the Company and are subject to various risks, uncertainties and other factors relating to its operations and business environment, all of which are difficult to predict and many of which are beyond management’s control, that could cause actual results to differ materially from estimated results expressed in or implied by these forward-looking statements.  Such risks and uncertainties include, but are not limited to, the risk to both companies that the proposed transaction will not be consummated; failure to satisfy any of the conditions to the proposed transaction, such as the inability to obtain the requisite approvals of NuLoch’s shareholders, the Company’s shareholders and the Court of Queen’s Bench of Alberta with respect to the proposed transaction; adverse effects on the market prices of the companies’ common stock and on operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; negative effects of announcement or consummation of the proposed transaction on the market price of the companies’ common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors, all of which are described more fully in the Company’s filings with the Securities and Exchange Commission (the “SEC”).  Forward-looking statements made in this Current Report on Form 8-K, or elsewhere, speak only as of the date on which the statements were made.  New risks and uncertainties arise from time to time, and it is impossible for management to predict these events or how they may affect the Company or anticipated results.  All forward-looking statements are qualified in their entirety by this cautionary statement.  In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this Current Report on Form 8-K may not occur.  The Company has no duty or obligation to, and does not intend to, update or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except as may be required by law.  Readers are cautioned not to place undue reliance on forward-looking statements.

Additional Information

In connection with the proposed transaction, the Company will file a preliminary proxy statement and definitive proxy statement with the SEC.  The information contained in the preliminary filing will not be complete and may be changed.  STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

The definitive proxy statement will be mailed to the Company’s stockholders seeking their approval of the issuance of the MHR Shares (including the MHR Shares issuable upon exchange of the Exchangeable Shares) as consideration for the proposed transaction.  The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations.  In addition, the preliminary proxy statement, definitive proxy statement and other relevant materials filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.

Participants in the Solicitation

The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on September 3, 2010.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The MHR Shares and Exchangeable Shares to be issued in the proposed transaction in exchange for NuLoch Shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act.  The Arrangement Agreement contemplates that the issuance of the MHR Shares upon exchange of the Exchangeable Shares will be registered under the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation dated January 19, 2011
99.2	Corporate Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 19, 2011	/s/ Ronald D. Ormand
Ronald D. Ormand,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation dated January 19, 2011
99.2	Corporate Presentation